Exhibit 99.1

925 North Eldridge Parkway Houston, TX 77079 Media Relations: 281-293-1149 www.conocophillips.com/media

Aug. 6, 2026

ConocoPhillips announces planned leadership succession: Andy O’Brien named president and CEO, Ryan Lance to assume transitional executive chair role, Konnie Haynes-Welsh appointed CFO

HOUSTON – Today ConocoPhillips (NYSE: COP) announced that Andy O’Brien, chief financial officer and executive vice president, Strategy and Commercial, will succeed Ryan Lance as president and chief executive officer. O’Brien will join the board of directors with his appointment. Lance will retire as president and CEO and become executive chair of the board of directors in a transitional role following a distinguished and impactful career. Konnie Haynes-Welsh, currently vice president, Finance and Controller, will become senior vice president and chief financial officer. These appointments are effective Sept. 1, 2026.

“On behalf of the board, I want to thank Ryan for 14 years of exceptional leadership and more than 40 years of dedicated service to the company,” said Robert Niblock, lead independent director. “He set the course for the newly formed independent ConocoPhillips in 2012, and during his tenure, the company became a recognized leader within the sector as a global upstream company. The strength of the company today and its compelling outlook for the future is a direct result of Ryan's vision and leadership. We are also pleased to appoint Andy as president and CEO. He is the right person to lead our company into its next phase. He brings a deep knowledge of our business, a strong track record of execution and has played a key role in making ConocoPhillips successful. We look forward to welcoming him to the board."

"I'm honored to lead ConocoPhillips and grateful to Ryan for the strong foundation he has built,” said O’Brien. “Ryan has helped put the company in an exceptional position, with one of the best asset bases in the industry and a culture that delivers. My focus will be to build on that momentum, continue raising the bar and unlock even greater value across our company. Our future is bright, our best years are ahead of us and I can’t wait to get after it with this team."

“I’ve enjoyed an amazing 42-year career alongside some of the most talented people in the industry, and leading the company for the past 14 years has been a special privilege,” said Lance. “Today we have an exceptional portfolio and a world-class team ready to begin the next chapter of our history under Andy’s leadership. Andy has played a significant role in shaping our company and strategy and I’m excited to see him, his leadership team and our employees build on our track record of success. I have complete confidence they will continue executing with discipline, generating peer-leading free cash flow growth and delivering competitive returns to shareholders, while meeting the world’s growing energy demand.”

O’Brien began his career with Conoco in 1997 and held numerous finance, planning and strategy roles of increasing responsibility across the globe before becoming a member of the company’s executive leadership team in 2022. Since then, he has served in leadership roles overseeing the company’s Alaska and international businesses, commercial, LNG, finance, corporate strategy, Investor Relations and mergers and acquisitions.

Haynes-Welsh joined ConocoPhillips in 2012 and held leadership roles of increasing responsibility across finance and strategy, including positions in corporate strategy, compliance and Lower 48, and later served as treasurer before becoming vice president, Finance and Controller. Prior to joining ConocoPhillips, she held roles with PricewaterhouseCoopers and Mariner Energy.

About ConocoPhillips

As a leading global exploration and production company, ConocoPhillips is uniquely equipped to deliver reliable, responsibly produced oil and gas. Our deep, durable and diverse portfolio is built to meet growing global energy demands. Together with our high-performing operations and continuously advancing technology, we are well positioned to deliver strong, consistent financial results, now and for decades to come. Visit us at www.conocophillips.com.

CAUTIONARY STATEMENT FOR THE PURPOSES OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995.

This news release contains forward-looking statements as defined under the federal securities laws. Forward-looking statements relate to future events, including, without limitation, statements regarding our future financial position, business strategy, budgets, projected revenues, costs and plans, and objectives of management for future operations. Words and phrases such as “ambition,” “anticipate,” “believe,” “budget,” “continue,” “could,” “effort,” “estimate,” “expect,” “forecast,” “goal,” “guidance,” “intend,” “may,” “objective,” “outlook,” “plan,” “potential,” “predict,” “projection,” “seek,” “should,” “target,” “will,” “would,” and other similar words can be used to identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. Where, in any forward-looking statement, the company expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to be reasonable at the time such forward-looking statement is made. However, these statements are not guarantees of future performance and involve certain risks, uncertainties and other factors beyond our control. Therefore, actual outcomes and results may differ materially from what is expressed or forecast in the forward-looking statements. Factors that could cause actual results or events to differ materially from what is presented include, but are not limited to, the following: effects of volatile commodity prices, including prolonged periods of low commodity prices, which may adversely impact our operating results and our ability to execute on our strategy and could result in recognition of impairment charges on our long-lived assets, leaseholds and nonconsolidated equity investments; global and regional changes in the demand, supply, prices, differentials or other market conditions affecting oil and gas, including changes as a result of any ongoing military conflict and the global response to such conflict, security threats on facilities and infrastructure, global health crises, the imposition or lifting of crude oil production quotas or other actions that might be imposed by OPEC and other producing countries or the resulting company or third-party actions in response to such changes; the potential for insufficient liquidity or other factors that could impact our ability to repurchase shares and declare and pay dividends; potential failures or delays in achieving expected reserve or production levels from existing and future oil and gas developments, including due to operating hazards, drilling risks and the inherent uncertainties in predicting reserves and reservoir performance; reductions in our reserve replacement rates, whether as a result of significant declines in commodity prices or otherwise; unsuccessful exploratory drilling activities or the inability to obtain access to exploratory acreage; failure to progress or complete announced and future development plans related to constructing, modifying or operating E&P and LNG facilities, or unexpected changes in costs, inflationary pressures or technical equipment related to such plans; significant operational or investment changes imposed by legislative and regulatory initiatives and international agreements addressing environmental concerns, including initiatives addressing the impact of global climate change, such as limiting or reducing GHG emissions, regulations concerning hydraulic fracturing, methane emissions, flaring or water disposal and prohibitions on commodity exports; substantial investment in and increased adoption of competing or alternative energy sources; risks, uncertainties and high costs that may prevent us from successfully executing on our Climate-related Risk Strategy; lack or inadequacy of, or disruptions in reliable transportation for our crude oil, bitumen, natural gas, LNG and NGLs; inability to timely obtain or maintain permits, including those necessary for construction, drilling and/or development, or inability to make capital expenditures required to maintain compliance with any necessary permits or applicable laws or regulations; potential disruption or interruption of our operations and any resulting consequences due to accidents, extraordinary weather events, supply chain disruptions, civil unrest, political events, war, terrorism, cybersecurity threats or information technology failures, constraints or disruptions; liability for remedial actions, including removal and reclamation obligations, under existing or future environmental regulations and litigation; liability resulting from pending or future litigation or our failure to comply with applicable laws and regulations; general domestic and international economic, political and diplomatic developments, including deterioration of international trade relationships, the imposition of trade restrictions or tariffs relating to commodities and material or products (such as aluminum and steel) used in the operation of our business, expropriation of assets, changes in governmental policies relating to commodity pricing, including the imposition of price caps, sanctions or other adverse regulations or taxation policies; competition and consolidation in the oil and gas E&P industry, including competition for sources of supply, services, personnel and equipment; any limitations on our access to capital or increase in our cost of capital or insurance, including as a result of illiquidity, changes or uncertainty in domestic or international financial markets, foreign currency exchange rate fluctuations or investment sentiment; challenges or delays to our execution of, or successful implementation of any asset dispositions or acquisitions we elect to pursue; potential disruption of our operations, including the diversion of management time and attention; our inability to realize anticipated cost savings or capital expenditure reductions; difficulties integrating acquired businesses and technologies; or other unanticipated changes; our inability to deploy the net proceeds from any asset dispositions that are pending or that we elect to undertake in the future in the manner and timeframe we anticipate, if at all; the operation, financing and management of risks of our joint ventures; the ability of our customers and other contractual counterparties to satisfy their obligations to us, including our ability to collect payments when due from the government of Venezuela or PDVSA; uncertainty as to the long-term value of our common stock; and other economic, business, competitive and/or regulatory factors affecting our business generally as set forth in our filings with the Securities and Exchange Commission. Unless legally required, ConocoPhillips expressly disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Contacts

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media@conocophillips.com

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